UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

NANO HOLDINGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	20-3724068
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1640 Terrace Way
Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class to be so registered	each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-136215

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value of $0.001 Per Share

ITEM 1.	DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of Nano Holdings International, Inc. (the “Registrant”) contained in the Registrant’s Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange Commission on December 12, 2006 (File No. 333-136215) is incorporated by reference into this registration statement.

ITEM 2.	EXHIBITS.

Exhibit
Number	Description of Exhibits
3.1(1)	Certificate of Incorporation of Nano Holdings International, Inc.
3.2(1)	Bylaws of Nano Holdings International, Inc.

(1)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form SB-2, as amended.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

NANO HOLDING INTERNATIONAL, INC.

Date: May 9, 2007	By:	/s/ David Rector
DAVID RECTOR
President, Chief Executive Officer, and
Principal Financial Officer
	(	Principal Accounting Officer)